UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): December 17, 2014

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 17, 2014, the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Cash America International, Inc. (the “Company”) approved a special one-time award of restricted stock units (“RSU”) under the Cash America International, Inc. 2014 Long-Term Incentive Plan (the “2014 LTIP”) to certain Company officers, including the Company’s Executive Vice President and Chief Financial Officer, Thomas A. Bessant, Jr., and the Company’s Executive Vice President, General Counsel & Secretary, J. Curtis Linscott. Mr. Bessant received 97,315 RSUs and Mr. Linscott received 76,120 RSUs in connection with this one-time RSU award. The number of RSUs granted to Messrs. Bessant and Linscott was determined by dividing $2,132,100 and $1,667,776, respectively, by $21.91, which was the average closing price of the Company’s common stock for the 20 consecutive calendar-day period ended at the close of business on December 17, 2014 (and then the number of RSUs awarded was rounded up to the nearest multiple of five for equal vesting of the RSUs over the five-year period of the award). The RSUs were awarded to Messrs. Bessant and Linscott and certain other Company officers to reward them in recognition of the significant contributions they have made to advance numerous key strategic initiatives of the Company, to provide a retention incentive for these officers and to motivate them to continue their efforts in further advancing the interests of the Company.

The RSU awards have a grant date of December 18, 2014, and will vest in five equal installments on January 31 of each year, with the first vesting to occur on January 31, 2016. In connection with the RSU awards, the Committee approved a form award agreement that sets forth the terms and conditions of the RSU awards that are generally consistent with previously disclosed terms of the 2014 LTIP and previous RSU award agreements. The form of RSU award agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Form of Cash America International, Inc. 2014 Long-Term Incentive Plan – December 2014 Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: December 22, 2014	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Cash America International, Inc. 2014 Long-Term Incentive Plan – December 2014 Restricted Stock Unit Award Agreement